LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund Supplement Dated August 20, 2021 to the Prospectus Dated May 1, 2021
This Supplement updates certain information in the Prospectus for the LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund (the “Fund”). You may obtain a copy of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1‑800‑4LINCOLN (454‑6265) or at www.lfg.com/lvip.
Effective August 7, 2021, QS Investors, LLC (“QS Investors”), a sub‑adviser of the Fund and a wholly-owned subsidiary of Franklin Resources, merged with and into Franklin Advisers, Inc (“FAV”), also a wholly-owned subsidiary of Franklin Resources. As a result of the merger, all of the rights and obligations of QS Investors under the sub‑advisory agreement pursuant to which QS Investors provided sub‑advisory services to the Fund were transferred to FAV and FAV became a sub‑adviser of the Fund. Such transfer did not result in a change of actual control or management. The transfer also did not result in any change to the nature or amount of services provided, or the fees payable, under the sub‑advisory agreement. In addition, the transfer will not result in any change to the manner in which the Fund’s portfolio is managed.
As a result, effective immediately, the Fund’s Prospectus is revised as follows:

1.
All references to “QS Investors, LLC” in the Fund’s Prospectus are removed and replaced with “Franklin Advisers, Inc.”, and all references to “QS Investors” in the Fund’s Prospectus are removed and replaced with “FAV”.

2.	The following is added to the Portfolio Managers section on page 5:

FAV Portfolio Managers	Company Title	Experience with Fund
Christopher W. Floyd, CFA	Vice President and Portfolio Manager	Since August 2021

3.	The following replaces corresponding information regarding QS Investors, LLC to the Sub‑Adviser section under the heading Management and Organization on page 12:

Sub‑Adviser
Franklin Advisers, Inc. (“FAV”) has offices at One Franklin Parkway, San Mateo, CA 94403-1906. FAV provides asset management services to numerous other investment companies and accounts. As of May 31, 2021, FAV had assets under management of approximately $409 billion.

FAV Portfolio Managers	Russell Shtern, Jacqueline Hurley, and Christopher Floyd are responsible for the day- to‑day management of the portion of the Fund’s assets allocated to FAV.

4.	The following is added to the Sub‑Adviser section under the heading Management and Organization on page 12:
Christopher W. Floyd, CFA, is a vice president and portfolio manager for Franklin Templeton Investment Solutions (FTIS). He is the lead portfolio manager for the International large cap and small cap active factor equity strategies and serves as co‑portfolio manager for the Global and US active factor equity strategies. He is an active member of the FTIS Investment Strategy & Research Committee (ISRC). Prior to Franklin Templeton, Mr. Floyd was a member of the Equity Portfolio Manager group at QS Investors, a quantitative multi-asset and equity manager. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create Franklin Templeton Investment Solutions. Mr. Floyd holds a bachelor of arts in economics from Dartmouth College and an MBA from Cornell University. He also holds the Chartered Financial Analyst (CFA) designation.
PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS AND OTHER IMPORTANT RECORDS

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund

Supplement Dated August 20, 2021
to the Statement of Additional Information Dated May 1, 2021

This Supplement updates certain information in the Statement of Additional Information (“SAI”) for the LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund (the “Fund”). You may obtain copies of the SAI free of charge, upon request, by calling toll-free 1‑800‑4LINCOLN (454‑6265) or at www.lfg.com/lvip.
Effective August 7, 2021, QS Investors, LLC (“QS Investors”), a sub‑adviser of the Fund and a wholly-owned subsidiary of Franklin Resources, merged with and into Franklin Advisers, Inc (“FAV”), also a wholly-owned subsidiary of Franklin Resources. As a result of the merger, all of the rights and obligations of QS Investors under the sub‑advisory agreement pursuant to which QS Investors provided sub‑advisory services to the Fund were transferred to FAV and FAV became a sub‑adviser of the Fund. Such transfer did not result in a change of actual control or management. The transfer also did not result in any change to the nature or amount of services provided, or the fees payable, under the sub‑advisory agreement. In addition, the transfer will not result in any change to the manner in which the Fund’s portfolio is managed.
As a result, effective immediately, the Fund’s SAI is revised as follows:

1.
All references to “QS Investors, LLC” in the SAI, as they relate solely to the Fund. are removed and replaced with “Franklin Advisers, Inc.”, and all references to “QS Investors” in the SAI, as they relate solely to the Fund, are removed and replaced with “FAV”.

2.	The following replaces corresponding information regarding QS Investors, LLC in the Sub‑Advisers section under the heading Investment Adviser and Sub‑Advisers beginning on page 63:

Fund	Sub‑Adviser

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403

3.	The following replaces corresponding information regarding QS Investors, LLC in the Sub‑Advisers section under the heading Investment Adviser and Sub‑Advisers beginning on page 69:
Franklin Advisers, Inc., a registered investment adviser and a California corporation, is a wholly-owned subsidiary of FranklinResources, Inc., a Delaware corporation.

4.	The following is added to the chart in the Other Accounts Managed section under the heading Portfolio Managers on page 75:

Adviser/Sub‑Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of other Accounts Paying Performance Fees

Franklin Advisers, Inc. (as of June 30, 2021)
Christopher W. Floyd, CFA
Registered Investment Companies	13	$2,413	0	$0
Other Pooled Investment Vehicles	7	$497	0	$0
Other Accounts	6	$221	0	$0
PLEASE KEEP THIS SUPPLEMENT WITH YOUR SAI AND OTHER IMPORTANT RECORDS